UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)     August 15, 2003

DIGITAL ANGEL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

1-15177

52-1233960

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code)     (651) 455-1621

Item 5.	Other Events.

Effective on August 15, 2003, Richard S. Friedland resigned as a Director of Digital Angel Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2003

/s/ Randolph K. Geissler
Digital Angel Corporation
Randolph K. Geissler
President and Chief Executive Officer